UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 27, 2009

BOATATOPIA

(Exact name of registrant as specified in its charter)

Nevada	001-34070	20-8273426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2514 Via De Pallon Circle Henderson, Nevada	89074
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 866-5835

Copies of Communications to:
Stoecklein Law Group
402 West Broadway, Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-1325

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

(a) Article I Name-

As of March 30, 2009, the name will effectively be changed from Boatatopia to Minatura Gold. The name changed occurred as a result of a shareholder proposal which was approved by a majority of the shareholders of Boatatopia at the Annual Shareholders Meeting on March 17, 2009.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3(i)(d) 3(ii)(b)	Amended and Restated Articles of Incorporation, Dated March 27, 2009 Amended and Restated By-laws, Dated March 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boatatopia

By: /s/ Stephen Causey
Date: March 27, 2009                                                       Stephen Causey, President